UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☐      Definitive Additional Materials
☑      Soliciting Material Pursuant to Rule 14a-12
BELLSOUTH CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

e -Merger News Issue 6, June 2, 2006
e-Merger News
This new electronic employee publication, e-Merger News, is designed to help answer questions and clarify issues related to the merger. As information becomes available, we will provide it to you through e-Merger News.

1
An important step in the merger process:
BellSouth will conduct a special meeting of shareholders to vote on the proposed merger with AT&T.
Shareholders of both companies must approve the merger plans before the proposed merger between BellSouth and AT&T can be completed. BellSouth will hold a special meeting of shareholders on July 21, 2006, at the Cobb Galleria Centre in Atlanta, Ga., solely for the purpose of voting on the proposed merger. BellSouth shareholders will receive a packet of shareholder materials in June, including a proxy statement and details on the time and place for the meeting. Shareholders should read the proxy statement to answer any questions they have about the merger.
AT&T will hold a special meeting for its shareholders to approve the issuance of common stock in the merger. The AT&T meeting will be held in San Antonio, Texas, on July 21, 2006.

2
You may receive multiple packages of shareholder materials.
Shareholders who own both BellSouth and AT&T stock will receive separate packages of materials, including proxy cards, from each company. If you own shares in both companies, you will need to vote all of your shares in each company. Note that even if you own stock in only one of the companies, it’s still possible you may receive more than one package and multiple proxy cards, depending on how you hold your shares.

3
If you are a shareholder, your vote is important so vote all of your shares.
It is important that you vote all proxy cards received from each company, whether from stock you hold in your 401(K) plan or stock that you hold separately. Approval of the merger requires a majority vote of all of BellSouth’s outstanding shares; therefore, not voting is the same as voting against the merger. Shareholders can quickly and easily vote their shares by phone, online, or via mail. Instructions for voting are included in the shareholder materials. Shareholders can also vote in person at the special meeting of shareholders.
BellSouth’s Board of Directors unanimously recommends that shareholders vote “FOR” the merger.

4
When will we know if the merger has been approved?
Shareholder approval is just one step in the merger approval process (see e-Merger News Issue 2 on the Merger News intranet site at http://my.bls.com/home/merger). In addition to shareholder approval, the U.S. Department of Justice, Federal Communications Commission and several state public service commissions must approve the merger. Once shareholder and governmental approvals of the merger are complete, the transaction can be closed. Currently, closing is expected by the end of 2006. On the day of the closing, AT&T will issue a news release announcing that the closing has taken place. The news release will appear in the general news media and on BellSouth’s Internet site at www.bellsouth.com/investor. It also will be sent to employees as a NewsFlash via e-mail.
PRIVATE/PROPRIETARY: No disclosure outside BellSouth except by written agreement.

e-Merger News	continued

What will happen to my BellSouth shares after the merger is approved and what action must I take now?
After all required approvals are granted and the merger is closed, each outstanding share of BellSouth common stock will be exchanged for 1.325 shares of AT&T stock. All BellSouth shareholders will, therefore, become shareholders of AT&T stock. All BellSouth shareholders will, therefore, become shareholders of AT&T. No action is required by you at this time. Following the closing, you will receive instructions from AT&T.
Employee shareholders who have questions about information included in the proxy statement should go to www.bellsouth.com/investor or call 877-366-1576 for additional information.

6
Until the merger closes...
•	Stay focused on meeting customer needs. applying The Customer Rules!® and successfully implementing BellSouth’s 2006 business objectives.

•	Each company will remain a separate entity until closing.

•	For up-to-date information on the merger, be sure to visit the Merger News intranet site at http://my.bls.com/home/merger.
NOTE: In connection with the proposed merger, AT&T Inc. (“AT&T”) filed a registration statement on Form S-4 (Registration No. 333-132904), containing a joint proxy statement/prospectus of AT&T and BellSouth Corporation (“BellSouth”), with the Securities and Exchange Commission (the “SEC”) on March 31, 2006, as amended on May 10 and June 2, 2006. Investors are urged to read the registration statement and the joint proxy statement/prospectus contained therein (including all amendments and supplements to it) because it contains important information. Investors may obtain free copies of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about AT&T and BellSouth, without charge, at the SEC’s Web site (www.sec.gov). Copies of AT&T’s filings may also be obtained without charge from AT&T at AT&T’s Web site (www.att.com) or by directing a request to AT&T Inc. Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies of BellSouth’s filings may be obtained without charge from BellSouth at BellSouth’s Web site (www. bellsouth.com) or by directing a request to BellSouth at Investor Relations, 1155 Peachtree Street, N.E., Atlanta, Georgia 30309.
AT&T, BellSouth and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding AT&T’s directors and executive officers is available in AT&T’s 2005 Annual Report on Form 10-K filed with the SEC on March 1, 2006 and AT&T’s proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on March 10, 2006, and information regarding BellSouth’s directors and executive officers is available in BellSouth’s 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and BellSouth’s proxy statement for its 2006 annual meeting of shareholders, filed with the SEC on March 3, 2006. Additional information regarding the interests of such potential participants is included in the registration statement and joint proxy statement/prospectus contained therein, and other relevant documents filed with the SEC.
Note to supervisors: Please print this document and share it with the employees in your organization who do not have e-mail or intranet access.
Feedback and questions: To ensure we’re meeting your communications needs, please let us know how we can make e-Merger News more useful for you. Also, please let us know of any questions you may have about this material, and we will provide you with a timely response.
For merger updates, go to: http://my.bls.com/home/merger
Direct your feedback and questions to NewsSource@bellsouth.com and include “BellSouth-AT&T Merger” in the subject line.
PRIVATE/PROPRIETARY: No disclosure outside BellSouth, except by written agreement.